FOR IMMEDIATE RELEASE

Kingstone Reports Record Fourth Quarter and Full Year 2024 Results

Core DPW Growth of 31% and Combined Ratio of 80% for Full Year 2024; Raises 2025 Guidance

Kingston, NY — March 13, 2025 – Kingstone Companies, Inc. (Nasdaq: KINS) (the “Company” or “Kingstone”), a Northeast regional property and casualty insurance holding company, today announced its financial results for the fourth quarter and full year ended December 31, 2024. The Company will hold its fourth quarter and full year 2024 financial results conference call on Friday, March 14, 2025, at 8:30 a.m. Eastern Time. With this release, the Company has provided an investor presentation that can be accessed through the Investor Relations/Events & Presentations section of the Company website (www.kingstonecompanies.com).

Key Financial and Operational Highlights
	Quarters Ended			Years Ended
($ in thousands, except per share data)	December 31,			December 31,
	2024	2023	Change	2024	2023	Change
Direct premiums written[1] - Core Business[2]	$70,164	$47,027	49.2%	$232,227	$176,692	31.4%
Net combined ratio	78.5%	89.5%	(11.0)pts	80.0%	105.3%	(25.3)pts
Net Income/(Loss)	$5,439	$2,946	84.6%	$18,358	$(6,168)	NM
Net Income/(Loss) per share - basic	$0.44	$0.27	63.0%	$1.60	$(0.57)	NM
Net Income/(Loss) per share - diluted	$0.40	$0.26	53.8%	$1.48	$(0.57)	NM
Return on equity - annualized	34.4%	38.6%	(4.2)pts	36.3%	(17.5)%	53.8pts

Management Commentary
Meryl Golden, President and Chief Executive Officer of Kingstone, stated, “We ended the year with outstanding profitability and unprecedented growth in both the fourth quarter and full year 2024.

“Core business direct premiums written grew by 49% in the final three months due to market dislocation, leading to record annual growth of 31% for the full year. We remain committed to profitable growth by adhering to disciplined underwriting while delivering exceptional service to our producers and policyholders.

Ms. Golden continued, “From a profitability standpoint, we achieved our fifth consecutive quarter of profitability during the fourth quarter of 2024, with a combined ratio of 78.5%, an 11-percentage point improvement from the same period last year. While we experienced a moderate increase in large losses, as expected during the holiday season, our improvement was driven by lower frequency overall, no catastrophe losses, and a lower expense ratio.

“For the full year, our combined ratio improved remarkably by 25.3-percentage points to 80.0%. The loss ratio improvement was driven by lower frequency and severity, along with minimal impact from severe weather and catastrophe events. Even with bonuses to employees and profit sharing to producers due to our record profitability, we were able to lower our expense ratio by another 1.6 points to 31.3%.”

Ms. Golden concluded, “Our continued success is rooted in disciplined execution, a commitment to operational excellence, and a deep understanding of market dynamics. 2024 was a pivotal year for Kingstone, with improvement in every dimension of our business, a testament to the commitment and tireless efforts of our dedicated teams.

We take great pride in the successful execution of our strategy and with favorable market conditions persisting, we are well-positioned to continue to capitalize on key opportunities. As we look ahead, we are committed to sustainable long-term profitability and value creation for our shareholders.”

Guidance (see “Disclaimer and Forward-Looking Statements” below)

For 2025, the Company’s full year expectations are calculated based on anticipated net premiums earned of approximately $184 million, and are as follows:

Guidance Metrics	2025 - Current	2025 - Previous
Core Business[2] direct premiums written growth	15% to 25%	15% to 25%
Combined ratio	81% to 85%	82% to 86%
Net income per share – basic	$1.90 to $2.30	$1.60 to $2.00
Net income per share – diluted	$1.75 to $2.15	$1.45 to $1.85
Return on equity	27% to 35%	24% to 32%

The following reflects the impact of dilution to total shares outstanding for the year ended December 31, 2024 and full year 2025 guidance:

Common Stock Metrics	Year Ended	2025E
(shares in millions)	December 31, 2024
Weighted average shares outstanding – basic	11.5	13.3
Weighted average shares outstanding – diluted	12.4	14.2
Total shares outstanding as of end of period – basic	12.9	13.6
Total shares outstanding as of end of period – diluted	14.1	14.7
All changes to total shares outstanding – basic and diluted assumed for 2025 are primarily from the vesting of restricted shares and stock issued under our "at the market" offering.

Consolidated Financial Results

Consolidated Financial Results	Quarters Ended			Years Ended
($ in thousands, except per share data)	December 31,			December 31,
	2024	2023	Change	2024	2023	Change
Direct premiums written[1]	$72,533	$52,938	37.0%	$241,980	$200,175	20.9%
Net premiums earned	$35,967	$28,683	25.4%	$128,498	$114,384	12.3%

Net investment income	$1,906	$1,571	21.3%	$6,824	$6,009	13.6%
Net (loss)/gain on investments	($905)	$1,537	NM	$415	$2,135	(80.6)%

Underlying loss ratio[1]	49.1%	53.8%	(4.7)pts	48.2%	65.3%	(17.1)pts
Net development of prior year losses	(0.4)%	0.0%	(0.4)pts	(1.4)%	0.0%	(1.4)pts
Net loss ratio excluding the effect of catastrophes[1]	48.7%	53.8%	(5.1)pts	46.8%	65.3%	(18.5)pts
Catastrophe loss ratio[1]	0.0%	3.0%	(3.0)pts	1.9%	7.1%	(5.2)pts
Net loss ratio	48.7%	56.8%	(8.1)pts	48.7%	72.4%	(23.7)pts
Net underwriting expense ratio	29.8%	32.7%	(2.9)pts	31.3%	32.9%	(1.6)pts
Net combined ratio	78.5%	89.5%	(11.0)pts	80.0%	105.3%	(25.3)pts

Adjusted EBITDA[1]	$9,303	$4,201	121.4%	$30,516	($1,692)	NM
Net Income/(Loss)	$5,439	$2,946	84.6%	$18,358	($6,168)	NM
Net Income/(Loss) per share - basic	$0.44	$0.27	63.0%	$1.60	($0.57)	NM
Net Income/(Loss) per share - diluted	$0.40	$0.26	53.8%	$1.48	($0.57)	NM
Return on equity - annualized	34.4%	38.8%	(4.4)pts	36.3%	(17.5)%	NM

Other comprehensive (loss)/income	($3,135)	$4,845	NM	$99	$3,684	(97.3)%
Operating net income/(loss)[1]	$6,153	$1,732	255.3%	$18,031	($7,855)	NM
Operating net income/(loss) per share - basic[1]	$0.49	$0.16	206.3%	$1.57	($0.73)	NM
Operating net income/(loss) per share - diluted[1]	$0.46	$0.15	206.7%	$1.45	($0.73)	NM
Operating return on equity[1]	9.7%	5.7%	4.0pts	35.6%	(22.2)%	NM
Operating return on equity[1] - annualized	38.9%	22.7%	16.2pts	35.6%	(22.2)%	NM

Book value per share - diluted				$4.73	$2.81	68.3%
Book value per share - diluted excluding AOCI				$5.59	$3.80	47.1%
NM = Not Meaningful

Core Business Results (New York Only)
The Company refers to its New York policies as its Core Business.

Core Business Results (New York Only)	Quarters Ended			Years Ended
($ in thousands, except per share data)	December 31,			December 31,
	2024	2023	Change	2024	2023	Change
Direct premiums written[1,3]	$70,164	$47,027	49.2%	$232,227	$176,692	31.4%
Net premiums earned	$34,700	$25,740	34.8%	$121,168	$99,346	22.0%
Net loss ratio excluding the effect of catastrophes[1,3]	48.4%	52.8%	(4.4)pts	45.8%	61.4%	(15.6)pts
Catastrophe loss ratio[1,3]	0.0%	1.6%	(1.6)pts	1.3%	4.4%	(3.1)pts
Net loss ratio[3]	48.4%	54.4%	(6.0)pts	47.1%	65.8%	(18.7)pts

Non-Core Business Results (Outside of New York)
The Company has been aggressively reducing policy count in the Non-Core Business, subject to regulatory requirements.

Non-Core Business Results (Outside of New York)	Quarters Ended			Years Ended
($ in thousands, except per share data)	December 31,			December 31,
	2024	2023	Change	2024	2023	Change
Direct premiums written[1,3]	$2,370	$5,911	(59.9)%	$9,754	$23,482	(58.5)%
Net premiums earned	$1,268	$2,943	(56.9)%	$7,330	$15,038	(51.3)%
Net loss ratio excluding the effect of catastrophes[1,3]	56.0%	62.4%	(6.4)pts	64.1%	91.4%	(27.3)pts
Catastrophe loss ratio[1,3]	0.0%	15.7%	(15.7)pts	11.5%	24.9%	(13.4)pts
Net loss ratio[3]	56.0%	78.2%	(22.2)pts	75.5%	116.3%	(40.8)pts

Premium and Policy Trends

Premium and Policy Trends	Quarter Ended
($ in thousands)	December 31, 2024	Sequential Change	September 30, 2024	Sequential Change	June 30, 2024	Sequential Change	March 31, 2024	Sequential Change	December 31, 2023
Core Business[2]
Direct premiums written[1,3]	$70,164	9.3%	$64,170	25.1%	$51,306	10.1%	$46,587	(0.9)%	$47,027
Policies in force	73,857	6.5%	69,347	3.6%	66,934	(0.1)%	66,991	(0.9)%	67,575
Non-Core Business[2]
Direct premiums written[1,3]	$2,370	(3.5)%	$2,457	12.2%	$2,190	(20.0)%	$2,738	(53.7)%	$5,911
Policies in force	3,799	(31.4)%	5,540	(24.2)%	7,306	(19.5)%	9,080	(16.1)%	10,823

1These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See “Definitions and Non-GAAP Measures”.

2Kingstone refers to New York business as its “Core” business and business outside of New York as its “Non-Core” business.

3Core and Non-Core business direct premiums written, net loss ratio excluding the effect of catastrophes and catastrophe loss ratio are not based on GAAP. Net premiums earned is the most directly comparable GAAP measure to direct premiums written. Net loss ratio is the most directly comparable GAAP measure to net loss ratio excluding the effect of catastrophes and catastrophe loss ratio. The aggregate of Core Business and Non-Core Business direct premiums written, net loss ratios and catastrophe loss ratios is represented by direct premiums written, net loss ratios and catastrophe loss ratio, as set forth under Consolidated Financial Results above. See “Definitions and Non-GAAP Measures”.

Conference Call Details
Friday, March 14, 2025, at 8:30 a.m. Eastern Time

To participate please dial:

U.S. toll free    1-877-423-9820
International     1-201-493-6749

Participants are asked to dial-in approximately 10 minutes before the conference call is scheduled to begin. The conference call can also be accessed via webcast in the “Investor Relations/Events & Presentations” tab of the Company’s website or by clicking here. The webcast will be archived and accessible for approximately 30 days.

About Kingstone Companies, Inc.
Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO"). KICO is a New York domiciled carrier writing business through retail and wholesale agents and brokers. KICO is actively writing personal lines and commercial auto insurance in New York, and in 2024 was the 12th largest writer of homeowners insurance in New York. KICO is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire, and Maine.

Investor Relations Contact:
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

Disclaimer and Forward-Looking Statements
The guidance provided above is based on information available as of March 13, 2025 and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023.

The risks and uncertainties include, without limitation, the following:

•the risk of significant losses from catastrophes and severe weather events;
•risks related to the lack of a financial strength rating from A.M. Best;
•risks related to limitations on the ability of our insurance subsidiary to pay dividends to us;
•adverse capital, credit and financial market conditions;
•risks related to volatility in net investment income;
•the unavailability of reinsurance at current levels and prices;
•the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;
•the credit risk of our reinsurers;
•the inability to maintain the requisite amount of risk-based capital needed to grow our business;
•the effects of climate change on the frequency or severity of weather events and wildfires;
•risks related to the limited market area of our business;
•risks related to a concentration of business in a limited number of producers;
•legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;
•limitations with regard to our ability to pay dividends;
•the effects of competition in our market areas;
•our reliance on certain key personnel;
•risks related to security breaches or other attacks involving our computer systems or those of our vendors; and
•our reliance on information technology and information systems.

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Definitions and Non-GAAP Measures

Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period.

Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company’s net premiums earned.

Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.

Management uses adjusted EBITDA along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company’s overall profitability.

Operating net income (loss) and basic operating net income (loss) per share is net income (loss) and basic income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and basic net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and basic operating net income (loss) per share.

Management uses operating net income (loss) and basic operating net income (loss) per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and basic operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and basic net income (loss) per share and do not reflect the Company’s overall profitability.

Operating net income (loss) and diluted operating net income (loss) per share is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and diluted operating net income (loss) per share.

Management uses operating net income (loss) and diluted operating net income (loss) per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and diluted operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share, and do not reflect the Company’s overall profitability.

Operating return on equity is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.

Management uses operating return on equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company’s overall return on average common equity.

Underlying loss ratio is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company’s loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio.

Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by catastrophe losses. Catastrophe losses cause the Company’s net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio.

The table below reconciles direct premiums written to net premiums earned for the periods presented:

	For the Three Months Ended			For the Years Ended
	December 31,			December 31,
			%			%
	2024	2023	Change	2024	2023	Change
(000’s except percentages)
Direct Premiums Written Reconciliation:

Direct premiums written	$72,533	$52,938	37.0%	$241,980	$200,175	20.9%
Ceded written premiums[1]	(18,369)	(15,554)	18.1	(87,750)	(91,518)	(4.1)

Net premiums written	54,165	37,384	44.9	154,230	108,657	41.9
Change in unearned premiums	(18,197)	(8,701)	109.1	(25,732)	5,727	(549.3)

Net premiums earned	$35,967	$28,683	25.4%	$128,498	$114,384	12.3%

(Components may not sum due to rounding)

[1]Net premiums written balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company’s previously reported financial condition, results of operations or cash flows.

The following table reconciles net income (loss) to adjusted EBITDA for the periods indicated:

	For the Three Months Ended			For the Years Ended
	December 31,			December 31,
			%			%
	2024	2023	Change	2024	2023	Change

(000’s except percentages)
Adjusted EBITDA Reconciliation:

Net income (loss)	$5,439	$2,946	84.6%	$18,358	$(6,168)	NM	%
Interest expense	629	998	(37.0)	3,514	4,003	(12.2)
Income tax expense (benefit)	1,241	952	30.4	4,930	(1,197)	NM
Depreciation and amortization	613	646	(5.1)	2,449	2,973	(17.6)
EBITDA	7,922	5,542	42.9	29,251	(390)	NM
Loss on extinguishment of debt	—	—	NM	297	—	NM
Net loss (gain) on investments	905	(1,537)	NM	(415)	(2,135)	(80.6)
Stock-based compensation	477	196	143.4	1,383	833	66.0
Adjusted EBITDA	$9,303	$4,201	121.4%	$30,516	$(1,692)	NM	%

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating net income (loss) and basic net income (loss) per share to basic operating net income (loss) per share for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic loss per common share
(000’s except per common share amounts and percentages)
Operating Net Income (Loss) and Operating Net Income (Loss) per Basic Common Share Reconciliation:

Net income (loss)	$5,439	$0.44	$2,946	$0.27	$18,358	$1.60	$(6,168)	$(0.57)

Net loss (gain) on investments	905		(1,537)		(415)		(2,135)
Less tax benefit (expense) on net (gain) loss	190		(323)		(87)		(448)

Net loss (gain) on investments, net of taxes	715	$0.06	(1,214)	$(0.11)	(327)	$(0.03)	(1,687)	$(0.16)

Operating net income (loss)	$6,153	$0.49	$1,732	$0.16	$18,031	$1.57	$(7,855)	$(0.73)

Weighted average basic shares outstanding	12,482,146		10,761,763		11,478,899		10,756,487

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating net income (loss) and diluted net income (loss) per share to diluted operating net income (loss) per share for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted loss per common share
(000’s except per common share amounts and percentages)
Operating Net Income (Loss) and Operating Net Income (Loss) per Diluted Common Share Reconciliation:

Net income (loss)	$5,439	$0.40	$2,946	$0.26	$18,358	$1.48	$(6,168)	$(0.57)

Net loss (gain) on investments	905		(1,537)		(415)		(2,135)
Less tax benefit (expense) on net (gain) loss	190		(323)		(87)		(448)

Net loss (gain) on investments, net of taxes	715	$0.05	(1,214)	$(0.11)	(327)	$(0.03)	(1,687)	$(0.16)

Operating net income (loss)	$6,153	$0.46	$1,732	$0.15	$18,031	$1.45	$(7,855)	$(0.73)

Weighted average diluted shares outstanding	13,491,412		11,332,934		12,423,769		10,756,487

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating net income (loss) and return on equity to operating return on equity for the periods indicated:

	For the Three Months Ended			For the Years Ended
	December 31,			December 31,
	2024	2023	Change	2024	2023	Change
(000’s except percentages)
Operating Net Income (Loss) Reconciliation:

Net income (loss)	$5,439	$2,946	84.6%	$18,358	$(6,168)	NM

Net loss (gain) on investments	905	(1,537)	NM	(415)	(2,135)	80.6%
Less tax benefit (expense) on net loss (gain)	190	(323)	NM	(87)	(448)	80.6%

Net loss (gain) on investments, net of taxes	715	(1,214)	NM	(327)	(1,686)	80.6%

Operating net income (loss)	$6,153	$1,732	255.3%	$18,031	$(7,855)	NM

Operating Return on Equity Reconciliation:

Net income (loss)	$5,439	$2,946	84.6%	$18,358	$(6,168)	NM
Average equity	$63,189	$30,517	107.1%	$50,606	$35,337	43.2%
Return on equity	8.6%	9.7%	(1.1)pts	36.3%	(17.5)%	NM
Return on equity - annualized	34.4%	38.8%	(4.4)pts	36.3%	(17.5)%	NM

Net loss (gain) on investments, net of taxes	$715	$(1,214)	NM	$(327)	$(1,686)	80.6%
Average equity	$63,189	$30,517	107.1%	$50,606	$35,337	43.2%
Effect of net loss (gain) on investments, net of taxes, on return on equity	1.1%	(4.0)%	NM	(0.6)%	(4.8)%	86.5%

Operating net income (loss)	$6,153	$1,732	255.3%	$18,031	$(7,855)	NM
Operating net income (loss) - annualized	$24,612	$6,928	255.3%	$18,031	$(7,855)	NM
Average equity	$63,189	$30,517	107.1%	$50,606	$35,337	43.2%

Operating return on equity	9.7%	5.7%	4.0pts	35.6%	(22.2)%	NM
Operating return on equity - annualized	38.9%	22.7%	16.2pts	35.6%	(22.2)%	NM

(Components may not sum due to rounding)

The following table reconciles the underlying loss ratio and the net loss ratio excluding the effect of catastrophes to the net loss ratio for the periods presented:

	For the Three Months Ended				For the Years Ended
	December 31,				December 31,
	2024	2023	Percentage Point Change		2024	2023	Percentage Point Change
Loss Ratio Reconciliation:

Underlying Loss Ratio	49.1%	53.8%	(4.7)	pts	48.2%	65.3%	(17.1)	pts

Effect of prior-year reserve development	(0.4)%	—%	(0.4)	pts	(1.4)%	—%	(1.4)	pts
Net loss ratio excluding the effect of catastrophes	48.7%	53.8%	(5.1)	pts	46.8%	65.3%	(18.5)	pts
Effect of catastrophes	—%	3.0%	(3.0)	pts	1.9%	7.1%	(5.2)	pts

Net loss ratio	48.7%	56.8%	(8.1)	pts	48.7%	72.4%	(23.7)	pts

(Components may not sum due to rounding)

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
	December 31, 2024	December 31, 2023
	(unaudited)
Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$5,959,265 at December 31, 2024 and $6,106,148 at December 31, 2023)	$7,047,342	$7,052,541
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$202,308,158 at December 31, 2024 and $164,460,942 at December 31, 2023)	186,893,438	148,920,797
Equity securities, at fair value (cost of $13,527,554 at December 31, 2024 and
$17,986,783 at December 31, 2023)	10,296,505	14,762,340
Other investments	4,380,656	3,897,150
Total investments	208,617,941	174,632,828
Cash and cash equivalents	28,669,441	8,976,998
Premiums receivable, net	21,766,988	13,604,808
Reinsurance receivables, net	69,322,436	75,593,912
Deferred policy acquisition costs	24,732,371	19,802,564
Intangible assets	500,000	500,000
Property and equipment, net	9,283,970	9,395,697
Deferred income taxes, net	5,597,920	10,551,819
Other assets	4,170,281	4,574,584
Total assets	$372,661,348	$317,633,210

Liabilities
Loss and loss adjustment expense reserves	$126,210,428	$121,817,862
Unearned premiums	134,701,733	105,621,538
Advance premiums	3,503,063	3,797,590
Reinsurance balances payable	10,509,121	12,837,140
Deferred ceding commission revenue	11,541,239	9,460,865
Accounts payable, accrued expenses and other liabilities	8,315,893	4,350,546
Debt, net (current $6,849,257 and long-term $4,322,163 at December 31, 2024,
current $19,580,109 and long-term $5,663,421 at December 31, 2023)	11,171,420	25,243,530
Total liabilities	305,952,897	283,129,071

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	—	—
Common stock, $.01 par value; authorized 20,000,000 shares; issued 14,448,205 shares at December 31, 2024 and 12,248,313 shares at December 31, 2023;
outstanding 12,924,080 shares at December 31, 2024 and 10,776,907 shares at December 31, 2023	144,482	122,483
Capital in excess of par	89,063,326	75,338,010
Accumulated other comprehensive loss	(12,175,476)	(12,274,563)
Accumulated deficit	(4,755,874)	(23,114,310)
	72,276,458	40,071,620
Treasury stock, at cost, 1,524,125 shares at December 31, 2024
and 1,471,406 at December 31, 2023	(5,568,007)	(5,567,481)
Total stockholders' equity	66,708,451	34,504,139

Total liabilities and stockholders' equity	$372,661,348	$317,633,210

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)
Revenues
Net premiums earned	$35,967,212	$28,682,796	$128,497,920	$114,384,263
Ceding commission revenue	4,967,198	4,659,550	18,837,946	21,053,494
Net investment income	1,906,461	1,571,474	6,823,590	6,008,682
Net (losses) gains on investments	(904,756)	1,536,911	414,551	2,134,554
Other income	166,968	155,561	568,096	609,721
Total revenues	42,103,083	36,606,292	155,142,103	144,190,714

Expenses
Loss and loss adjustment expenses	17,509,224	16,296,645	62,634,716	82,849,210
Commission expense	8,840,787	8,143,255	33,929,333	33,364,629
Other underwriting expenses	7,017,007	6,036,080	25,692,727	25,909,962
Other operating expenses	813,963	588,462	3,634,583	2,456,473
Depreciation and amortization	613,429	645,749	2,448,932	2,973,440
Interest expense	629,474	997,967	3,513,655	4,002,531
Total expenses	35,423,884	32,708,158	131,853,946	151,556,245

Income (loss) from operations before taxes	6,679,199	3,898,134	23,288,157	(7,365,531)
Income tax expense (benefit)	1,240,524	952,182	4,929,721	(1,197,185)
Net income (loss)	5,438,675	2,945,952	18,358,436	(6,168,346)

Other comprehensive (loss) income, net of tax
Gross (increase) decrease in unrealized losses
on available-for-sale-securities	(3,971,325)	6,131,195	111,446	4,644,308

Reclassification adjustment for net realized
losses included in net income (loss)	2,511	1,610	13,979	18,811
Net (increase) decrease in unrealized losses,
on available-for-sale-securities	(3,968,814)	6,132,805	125,425	4,663,119
Income tax benefit (expense) related to items
of other comprehensive (loss) income	833,451	(1,287,889)	(26,338)	(979,254)
Other comprehensive (loss) income, net of tax	(3,135,363)	4,844,916	99,087	3,683,865

Comprehensive income (loss)	$2,303,312	$7,790,868	$18,457,523	$(2,484,481)

Earnings (loss) per common share:
Basic	$0.44	$0.27	$1.60	$(0.57)
Diluted	$0.40	$0.26	$1.48	$(0.57)

Weighted average common shares outstanding
Basic	12,482,146	10,761,763	11,478,899	10,756,487
Diluted	13,491,412	11,332,934	12,423,769	10,756,487

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity (Unaudited)
Three months ended December 31, 2024 and 2023

						Accumulated
					Capital	Other
	Preferred Stock		Common Stock		in Excess	Comprehensive	Accumulated	Treasury Stock
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, October 1, 2023	—	$—	12,227,562	$122,275	$75,153,808	$(17,119,479)	$(26,060,262)	1,471,406	$(5,567,481)	$26,528,861
Stock-based compensation	—	—	—	—	196,419	—	—	—	—	196,419
Vesting of restricted stock awards	—	—	25,888	259	(259)	—	—	—	—	—
Shares deducted from restricted stock
awards for payment of withholding taxes	—	—	(5,137)	(51)	(11,958)	—	—	—	—	(12,009)
Net income	—	—	—	—	—	—	2,945,952	—	—	2,945,952
Decrease in unrealized losses on available-
for-sale securities, net of tax	—	—	—	—	—	4,844,916	—	—	—	4,844,916
Balance, December 31, 2023	—	$—	12,248,313	$122,483	$75,338,010	$(12,274,563)	$(23,114,310)	1,471,406	$(5,567,481)	$34,504,139

						Accumulated
					Capital	Other
	Preferred Stock		Common Stock		in Excess	Comprehensive	Accumulated	Treasury Stock
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, October 1, 2024	—	$—	13,818,950	$138,190	$84,334,037	$(9,040,113)	$(10,194,549)	1,506,654	$(5,567,833)	$59,669,732
Stock-based compensation	—	—	—	—	476,537	—	—	—	—	476,537
Vesting of restricted stock awards	—	—	72,361	724	(724)	—	—	—	—	—
Shares deducted from restricted stock
awards for payment of withholding taxes	—	—	(22,577)	(225)	(349,325)	—	—	—	—	(349,550)
Exercise of stock options	—	—	34,038	341	63,544	—	—	17,471	(174)	63,711
Exercise of warrants	—	—	243,856	2,439	(2,439)	—	—	—	—	—
Issuance of common stock, net of
offering costs of $67,109	—	—	301,577	3,013	4,541,696	—	—	—	—	4,544,709
Net income	—	—	—	—	—	—	5,438,675	—	—	5,438,675
Increase in unrealized losses on available-
for-sale securities, net of tax	—	—	—	—	—	(3,135,363)	—	—	—	(3,135,363)
Balance, December 31, 2024	—	$—	14,448,205	$144,482	$89,063,326	$(12,175,476)	$(4,755,874)	1,524,125	$(5,568,007)	$66,708,451

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity (Unaudited)
Years ended December 31, 2024 and 2023
						Accumulated
					Capital	Other
	Preferred Stock		Common Stock		in Excess	Comprehensive	Accumulated	Treasury Stock
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, January 1, 2023	—	$—	12,171,512	$121,715	$74,519,590	$(15,958,428)	$(16,945,964)	1,471,406	$(5,567,481)	$36,169,432
Stock-based compensation	—	—	—	—	832,597	—	—	—	—	832,597
Vesting of restricted stock awards	—	—	82,865	828	(828)	—	—	—	—	—
Shares deducted from restricted stock
awards for payment of withholding taxes	—	—	(6,064)	(60)	(13,349)	—	—	—	—	(13,409)
Net income	—	—	—	—	—	—	(6,168,346)	—	—	(6,168,346)
Decrease in unrealized losses on available-
for-sale securities, net of tax	—	—	—	—	—	3,683,865	—	—	—	3,683,865
Balance, December 31, 2023	—	—	12,248,313	122,483	75,338,010	(12,274,563)	(23,114,310)	1,471,406	(5,567,481)	34,504,139
Stock-based compensation	—	—	—	—	1,382,912	—	—	—	—	1,382,912
Vesting of restricted stock awards	—	—	518,405	5,184	(5,184)	—	—	—	—	—
Exercise of stock options	—	—	71,997	721	63,516	—	—	52,719	(526)	63,711
Issuance of common stock, net of
offering costs of $427,779	—	—	1,437,287	14,370	13,596,437	—	—	—	—	13,610,807
Exercise of warrants	—	—	304,413	3,045	(3,045)	—	—	—	—	—
Shares deducted from restricted stock
awards for payment of withholding taxes	—	—	(132,210)	(1,321)	(1,309,320)	—	—	—	—	(1,310,641)
Net income	—	—	—	—	—	—	18,358,436	—	—	18,358,436
Decrease in unrealized losses on available-
for-sale securities, net of tax	—	—	—	—	—	99,087	—	—	—	99,087
Balance, December 31, 2024	—	$—	14,448,205	$144,482	$89,063,326	$(12,175,476)	$(4,755,874)	1,524,125	$(5,568,007)	$66,708,451